SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):                    26-Dec-03

Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-4
(Exact name of registrant as specified in its charter)


          Delaware                      333-100669-21          13-3320910
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, 5th Floor
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-2000
Item 5. Other Events

     On   26-Dec-03   a scheduled distribution was made from the Trust
        to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated 26-Dec-03
        The Monthly Report is filed pursuant to and in accordance with
        (1) numerous no-action letters (2) current Commission policy in the area.





        A.   Monthly Report Information
             See Exhibit No.1


        B.   Have and deficiencies occurred?  NO.
                      Date:
                      Amount:

        C.   Item 1: Legal Proceedings:  NONE

        D.   Item 2: Changes in Securities:   NONE

        E.   Item 4: Submission of Matters to a Vote of
             Certificateholders:  NONE

        F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
        Exhibit No.

   1.)      Monthly Distribution Report Dated               26-Dec-03


Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-4

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:           26-Dec-03

DISTRIBUTION SUMMARY

 Class     Orig Bal       Beg Bal         Prin           Rate              Int
  A-1    625,000,000    590,996,299   13,348,205       1.49375%          760,190
  A-2    277,000,000    256,857,258    8,511,460       1.48875%          329,286
  A-3    100,000,000    92,728,252     3,072,729       1.42875%          114,085
 A-IO-1  465,930,000    437,370,541        0           6.88125%        3,084,376
 A-IO-2 1,149,000,000   966,000,000        0           0.00000%             0
 A-IO-S 1,200,000,050  1,146,467,292       0           0.16408%          156,757
  M-1    69,000,000     69,000,000         0           1.91875%          114,006
  M-2    45,000,000     45,000,000         0           3.01875%          116,977
  M-3    18,000,000     18,000,000         0           3.31875%          51,441
  B-1    36,000,000     36,000,000         0           5.11875%          158,681
  B-2    18,000,000     18,000,000         0           5.11875%          79,341
  B-3    12,000,000     12,000,000         0           5.61875%          58,060
   X    1,200,000,050  1,146,467,292       0              N/A               0
   R         50              0             0           1.48875%             0
 Total  1,200,000,050  1,138,581,809  24,932,394       0.00000%       5,023,198

 Class       Loss        Total Dist    Int Short        End Bal
  A-1        N/A        14,108,394         0         577,648,094
  A-2        N/A         8,840,746         0         248,345,798
  A-3        N/A         3,186,814         0          89,655,523
 A-IO-1      N/A         3,084,376         0         425,776,978
 A-IO-2      N/A             0             0         925,000,000
 A-IO-S      N/A          156,757          0        1,124,118,697
  M-1        0.00         114,006          0          69,000,000
  M-2        0.00         116,977          0          45,000,000
  M-3        0.00         51,441           0          18,000,000
  B-1        0.00         158,681          0          36,000,000
  B-2        0.00         79,341           0          18,000,000
  B-3        0.00         58,060           0          12,000,000
   X         N/A             0             0        1,124,118,697
   R         N/A             0             0              0
 Total       0.00       29,955,592         0        1,113,649,415


AMOUNTS PER $1,000 UNIT

 Class      Cusip           Prin          Int            Total
  A-1    22541Q DP 4    21.35712797   1.21630322     22.57343118
  A-2    22541Q DQ 2    30.72729245   1.18875686     31.91604931
  A-3    22541Q DR 0    30.72729240   1.14084730     31.86813970
 A-IO-1  22541Q DS 8    0.00000000    6.61982671      6.61982671
 A-IO-2  22541Q DT 6    0.00000000    0.00000000      0.00000000
 A-IO-S  22541Q KJ 0    0.00000000    0.13063063      0.13063063
  M-1    22541Q DV 1    0.00000000    1.65225696      1.65225696
  M-2    22541Q DW 9    0.00000000    2.59947911      2.59947911
  M-3    22541Q DX 7    0.00000000    2.85781278      2.85781278
  B-1    22541Q DY 5    0.00000000    4.40781250      4.40781250
  B-2    22541Q DZ 2    0.00000000    4.40781278      4.40781278
  B-3    22541Q EA 6    0.00000000    4.83836833      4.83836833
   X     22541Q EB 4    0.00000000    0.00000000      0.00000000
   R     22541Q DU 3    0.00000000    0.00000000      0.00000000
 Total      0.00        0.00000000    0.00000000      0.00000000

           Interest
        Carry-forward
 Class      Amount        End Bal
  A-1    0.00000000    924.23694965
  A-2    0.00000000    896.55522913
  A-3    0.00000000    896.55522920
 A-IO-1  0.00000000    913.82177138
 A-IO-2  0.00000000    805.04786771
 A-IO-S  0.00000003    936.76554163
  M-1    0.00000000    1000.00000000
  M-2    0.00000000    1000.00000000
  M-3    0.00000000    1000.00000000
  B-1    0.00000000    1000.00000000
  B-2    0.00000000    1000.00000000
  B-3    0.00000000    1000.00000000
   X     0.00000000    936.76554163
   R     0.00000000     0.00000000
 Total   0.00000000     0.00000000
                          GROUP 1       GROUP 2          TOTAL
Principal Distributions:
Beginning Balance         719,099,987 427,367,305      1,146,467,292
     Scheduled Prin           585,440     355,948            941,387
     Prepays (Incls Curt)  11,379,461   9,788,675         21,168,137
     Net Liq Proceeds               0           0                  0
     Loan Purchase Price            0     239,071            239,071
     Total Prin Remit      11,964,901  10,383,694         22,348,595
     Net Realized Loss              0           0                  0
Ending Balance            707,135,086 416,983,611      1,124,118,697
Ending Count                    5,368       2,556              7,924

Aggregate End Coll Bal    707,135,086 416,983,611      1,124,118,697

Ending Overcollateralization Amount                    10,469,281.87

Prefunding Account:
Beginning Balance                   0           0                  0
Subsequent Transfer                 0           0                  0
Added to available cert prin        0           0                  0
Amount in Prefund Acct              0           0                  0

Interest Distributions:
Sched Int-Net Serv Fee      4,428,142   2,625,506          7,053,648
Less RAIS                           0           0                  0
Less NPPIS                          0           0                  0
                            4,428,142   2,625,506          7,053,648
Capitalized Interest Account:
Beginning Balance                                                 (0)
less: Cap Int Require               0           0                  0
less: W/draw Overfund Int Amt to Depositor                         0
Ending Balance                                                    (0)

Servicing Fee                 197,832     123,106            320,938
Trustee Fee                     1,618         962              2,580
Credit Risk Manager Fee         9,888       5,876             15,764
LPMI                            7,055       3,677             10,732
Dividend Rewards                    0           0                  0
Excess Servicing Fee          101,793      54,963            156,757
FSA Premium                         0       4,636              4,636

Current Advances as of determination date                  1,223,327
Outstanding Advances  (end of prior calendar month)        1,049,421
*Reflects Advances from Ocwen only.

Has Ocwen failed the Termination Test?            NO

Delinquency Information
        30-59 days delinquent         60-89 days delinquent
            Count              Balance   Count                Balance
Grp 1        140           16,848,013     47               5,771,076
Grp 2        63             9,278,664     25               3,906,562
Total        203           26,126,678     72               9,677,638
*Note:  Do not include loans in 4close, bankruptcy, or REO.

        90 or more days delinquent
            Count              Balance
Grp 1        18             2,283,938
Grp 2        13             3,527,821
Total        31             5,811,759
*Note:  Do not include loans in 4close, bankruptcy, or REO.

        Outstanding Loans
            Count              Balance
Grp 1       5,368         707,135,086
Grp 2       2,556         416,983,611
Total       7,924       1,124,118,697

        Foreclosure
Grp 1       Count              Balance
Grp 2        31             4,395,667
Total         9             1,367,336
             40             5,763,003
        Bankruptcy
            Count              Balance
Grp 1        10             1,108,855
Grp 2         5               478,492
Total        15             1,587,347

                      REO
            Count              BalanceMarket Value
Grp 1         0                     0           0
Grp 2         1                63,736      63,963
Total         1                63,736      63,963

# of Loans for which Prepay Prems were collected                          141
Prin Bal of Loans for which Prepay Prems were collected            21,488,218
Current amount of Prepayment Premiums                                 576,329

Current Delinquency Rate (60+days)                                   2.03746%
Rolling Three Month Delinquency Rate (60+days)                       1.31792%

Number of Loans Repurchased                                                1
Principal Balance of Loans Repurchased                               239,071

Realized Losses incurred during the related Due Period                     0
Cumulative Realized Losses since Startup Day                               0

Weighted Average Term to Maturity of Mortgage Loans                      344
Weighted Average Gross Coupon of Mortgage Loans                      7.73135%
Weighted Average Net Coupon of Mortgage Loans                        7.20092%

Aggregate number of Mortgage Loans in the pool                         7,924

Insured Payment on Class As                                             0.00

Senior Enhancement Percentage                                       17.95825%

Net Excess Spread                                                    2.85534%

Deposit to Basis Risk Reserve Fund                                         0
Basis Risk Reserve Fund Balance                                        5,000

Interest Rate Cap Account
        Beginning Balance                                                  0
        Deposits                                                           0
        Withdrawals                                                        0
        Ending Balance                                                     0

        Target Amount for the preceding Distribution Date         10,114,518


        SIGNATURES
Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-4


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA, as Trustee